UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                                       January 5, 2006

Acusphere, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50405	04-3208947
(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street
Watertown, MA	02472
(Address of Principal Executive Offices)	(Zip Code)

(617) 648-8800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.

On January 5, 2006, Acusphere, Inc. issued a letter to it shareholders.  A copy of the letter is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits

(c)          Exhibits

Exhibit Number	Exhibit
99.1	Shareholder Letter, dated January 5, 2006, of Acusphere, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: January 6, 2006	By:	/s/ John F. Thero
	Name:	John F. Thero
	Title:	Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Shareholder Letter, dated January 5, 2006, of Acusphere, Inc.